1.3.22

AMENDMENT NO. 1
TO THE
AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT ("**Amendment No. 1**") is made and entered effective this 11 th day of January, 2022 by and between CBD Industries LLC, a North Carolina limited liability company formerly known as cbdMD LLC (the "**Company**") and R. Scott Coffman (the "**Executive**").

RECITALS

WHEREAS, the Company is a wholly-owned subsidiary of cbdMD, Inc., a North Carolina corporation (the "**Parent**").

WHEREAS, the Executive serves as co-Chief Executive Officer of the Parent and Chief Executive Officer of the Company.

WHEREAS, the Company and the Executive are parties to that certain Amended and Restated Executive Employment Agreement dated April 19, 2021 (the "**Coffman Employment Agreement**").

WHEREAS, the parties desire to amend the Coffman Employment Agreement as herein after set forth to amend the Executive's Base Salary (as defined herein) for the period commencing on January 1, 2022 and ending on December 31, 2022.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

1. **Recitals**. The above recitals are true, correct, and are herein incorporated by reference.

2. **Base Salary**.

(i) Section 5a of the Coffman Employment Agreement is hereby deleted in its entirety and replaced with the following:

> a. **Salary**. The Executive shall be paid a base salary ("**Base Salary**"), payable in accordance with the Company's policies from time to time for senior executives, at an annual rate of (i) Three Hundred Seventy Thousand dollars ($370,000) for the period commencing on the Effective Date and ending on December 31, 2021, (ii) Three Hundred Seventy Thousand dollars ($370,000) for the period commencing on January 1, 2022 and ending on December 31, 2022, until such time that Mr. Coffman and the Company believes the Company's performance has improved at

which point he has the right to an annual compensation of an annual Four Hundred and Twenty Thousand dollars ($420,000), including potential for any catch up pay, and (iii) Five Hundred Thousand dollars ($500,000) for the period commencing on January 1, 2023 and ending on December 31, 2023.

3. **No Other Revisions**. Except as set forth herein, all other terms and conditions of the Coffman Employment Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and date first above written.

Witness:

____

____

THE COMPANY:

CBD Industries LLC
By: cbdMD, Inc., its sole member

DocuSigned by:
By: T Ronan Kennedy
93569F1CB34742F...
T. Ronan Kennedy,
Chief Financial Officer

Witness:

____

____

THE EXECUTIVE

DocuSigned by:
____
3CAA9913E10847C...
R. Scott Coffman